ACQUISITIONS AND DIVESTITURES	12 Months Ended
Dec. 31, 2018
Acquisitions and Divestitures Disclosure [
ACQUISITIONS AND DIVESTITURES	ACQUISITIONS AND DIVESTITURES
Acquisitions
During 2018, our Company's acquisitions of businesses, equity method investments and nonmarketable securities totaled $1,263 million, which included the acquisition of the 51 percent controlling interest in the Philippine bottling operations from Coca-Cola FEMSA, S.A.B. de C.V. ("Coca-Cola FEMSA"), an equity method investee. Refer to the "Philippine Bottling Operations" section within this note below for further details. Additionally, we acquired a minority interest in BA Sports Nutrition, LLC ("BodyArmor"). We account for our minority interest in BodyArmor as an equity method investment based on our equity ownership percentage and our representation on their Management Committee. We obtained an option to acquire the remaining ownership interests in BodyArmor based on an agreed-upon formula, which becomes exercisable in 2021. Upon the expiration of the Company's option, BodyArmor has the option to sell their remaining interests to the Company based on the same agreed‑upon formula. The Company also acquired additional ownership interests in the Company's franchise bottlers in the United Arab Emirates and in Oman, both of which were previously equity method investees of the Company. As a result of the additional interest acquired in the Oman bottler, we obtained a controlling interest, resulting in its consolidation. During 2018, the Company also acquired controlling interests in bottling operations in Zambia and Botswana.
During 2017, our Company's acquisitions of businesses, equity method investments and nonmarketable securities totaled $3,809 million, of which $3,150 million related to the transition of Anheuser-Busch InBev's ("ABI") 54.5 percent controlling interest in CCBA to the Company, resulting in its consolidation in October 2017. Refer to the "Coca-Cola Beverages Africa Proprietary Limited" section within this note below for further details. Additionally, in conjunction with the refranchising of
Coca-Cola Refreshments' ("CCR") Southwest operating unit ("Southwest Transaction"), we obtained an equity interest in AC Bebidas, S. de R.L. de C.V. ("AC Bebidas"), a subsidiary of Arca Continental, S.A.B. de C.V. ("Arca"), primarily for noncash consideration. Refer to the "North America Refranchising — United States" section within this note below for further details. The remaining activity primarily related to the acquisition of AdeS, a plant-based beverage business, by the Company and several of its bottling partners in Latin America, and the acquisition of the U.S. rights to the Topo Chico premium sparkling water brand from AC Bebidas, an equity method investee.
During 2016, our Company's acquisitions of businesses, equity method investments and nonmarketable securities totaled $838 million, which primarily related to our acquisition of Xiamen Culiangwang Beverage Technology Co., Ltd. ("China Green"), a maker of plant-based protein beverages in China, and a minority investment in CHI Limited ("CHI"), a Nigerian producer of value-added dairy and juice beverages, which is accounted for under the equity method of accounting. Under the terms of the agreement for our investment in CHI, the Company acquired the remaining ownership interest from the existing shareowners in January 2019.
Philippine Bottling Operations
In December 2018, the Company acquired the 51 percent controlling interest in the Philippine bottling operations held by Coca‑Cola FEMSA, an equity method investee, in exchange for $715 million of cash. The acquired business had $345 million of cash on hand upon acquisition. The acquisition was a result of Coca-Cola FEMSA exercising the option to sell its ownership interest to the Company. Coca-Cola FEMSA obtained this option when it originally acquired the controlling interest from the Company in 2013. As a result of this acquisition, we now own 100 percent of the Philippine bottling operations. Upon consolidation, we recognized a net charge of $32 million, which included the remeasurement of our previously held equity interest in the Philippine bottling operations to fair value and the reversal of the related cumulative translation adjustments. The fair value of our previously held equity investment was determined using a discounted cash flow model based on Level 3 inputs. The net charge was recorded in the line item other income (loss) — net in our consolidated statement of income.
Coca-Cola Beverages Africa Proprietary Limited
In October 2017, the Company and ABI completed the transition of ABI's controlling interest in CCBA to the Company for $3,150 million. Upon consolidation of CCBA, we remeasured our previously held equity interests in CCBA and its South African subsidiary to fair value and recorded a gain on the remeasurement of $150 million. The fair values in our previously held equity investments in CCBA and its South African subsidiary were determined using income approaches, including discounted cash flow models (a Level 3 measurement), and the Company believes the inputs and assumptions used are consistent with those hypothetical marketplace participants would use. We recorded $1,805 million for the noncontrolling interests of CCBA. The fair value of the noncontrolling interests was determined in a manner similar to our previously held equity investments. The preliminary goodwill recorded at the time of the transaction was $4,262 million, none of which is tax deductible. This goodwill is in part due to the significant synergies that are expected from the consolidation of the bottling system in Southern and East Africa, especially within the country of South Africa. As a result, upon finalization of purchase accounting $411 million of the final goodwill balance of $4,186 million was allocated to other reporting units expected to benefit from this transaction.
Due to the Company's original intent to refranchise CCBA, it was accounted for as held for sale and a discontinued operation from October 2017 through the first quarter of 2019. As CCBA met the criteria to be classified as held for sale, we were required to record their assets and liabilities at the lower of carrying value or fair value less any costs to sell. As a result, during the year ended December 31, 2018, we recorded an impairment charge of $554 million, reflecting management's view of the proceeds that were expected to be received upon sale based on revised projections of future operating results and foreign currency exchange rate fluctuations. This charge was reflected in the line item income (loss) from discontinued operations in our consolidated statement of income and the corresponding reduction to assets was reflected as an allowance for reduction of assets held for sale — discontinued operations in our consolidated balance sheet. Refer to Note 17. Additionally, CCBA's property, plant and equipment was not depreciated and its definite-lived intangible assets were not amortized.
While the Company had discussions with a number of potential partners throughout the period CCBA was held for sale, during the second quarter of 2019 the Company updated its plans for CCBA and now intends to maintain its controlling stake in CCBA for the foreseeable future. As a result, CCBA no longer qualifies as held for sale or as a discontinued operation, and CCBA's financial results are now presented within the Company's continuing operations for all periods presented. As a result of this change in presentation, the Company reflected the impairment charge in other income (loss) — net in our consolidated statement of income and reallocated the allowance for reduction of assets held for sale — discontinued operations balance to reduce the carrying value of CCBA's property, plant and equipment by $225 million and CCBA's definite-lived intangible assets by $329 million based on the relative amount of depreciation and amortization that would have been recognized during the period CCBA was held for sale.
Divestitures
During 2018, proceeds from disposals of businesses, equity method investments and nonmarketable securities totaled $1,362 million, primarily related to proceeds from the refranchising of our Canadian and Latin American bottling operations, as well as the sale of our equity ownership in Corporación Lindley S.A. ("Lindley").
During 2017, proceeds from disposals of businesses, equity method investments and nonmarketable securities totaled $3,821 million, primarily related to proceeds from the refranchising of certain of our bottling territories in North America and our China bottling operations.
During 2016, proceeds from disposals of businesses, equity method investments and nonmarketable securities totaled $1,035 million, primarily related to proceeds from the refranchising of certain of our bottling territories in North America.
Latin America Bottling Operations
As of December 31, 2017, certain of the Company's bottling operations in Latin America were classified as held for sale. During 2018, the Company sold its bottling operations in Latin America to Coca-Cola FEMSA, an equity method investee. We received net cash proceeds of $289 million as a result of these sales and recognized a net gain of $47 million, which was included in the line item other income (loss) — net in our consolidated statement of income.
Corporación Lindley S.A.
In September 2018, we sold our equity ownership in Lindley to AC Bebidas, an equity method investee. We received net cash proceeds of $507 million and recognized a net gain of $296 million during the year ended December 31, 2018, which was included in the line item other income (loss) — net in our consolidated statement of income.
North America Refranchising — Canada
In September 2018, the Company completed its North America refranchising with the sale of its Canadian bottling operations. We received initial net cash proceeds of $518 million and recognized a net charge of $385 million during the year ended December 31, 2018, which was included in the line item other income (loss) — net in our consolidated statement of income.
North America Refranchising — United States
In conjunction with implementing a new beverage partnership model in North America, the Company refranchised bottling territories in the United States that were previously managed by CCR to certain of our unconsolidated bottling partners. These territories generally border these bottlers' existing territories, allowing each bottler to better service local customers and provide more efficient execution. By entering into comprehensive beverage agreements ("CBAs") with each of the bottlers, we granted certain exclusive territory rights for the distribution, promotion, marketing and sale of Company-owned and licensed beverage products as defined by the CBA.
Each CBA generally has a term of 10 years and is renewable, in most cases by the bottler and in some cases by the Company, indefinitely for successive additional terms of 10 years each. Under the CBA, except for the CBA entered into in conjunction with the Southwest Transaction and for additional territories sold to AC Bebidas as well as the CBA entered into with Liberty Coca-Cola Beverages, the bottlers make ongoing quarterly payments to the Company based on their gross profit in the refranchised territories throughout the term of the CBA, including renewals, in exchange for the grant of the exclusive territory rights. Liberty Coca-Cola Beverages, the co-owners of which are former management of CCR, will make ongoing quarterly payments based on the gross profit in its refranchised territories upon the earlier of reaching a predefined level of profitability, or the 41st quarter following the closing date.
Contemporaneously with the grant of these rights, the Company sold the distribution assets, certain working capital items, and the exclusive rights to distribute certain beverage brands not owned by the Company, but distributed by CCR, in each of these territories to the respective bottlers in exchange for cash, except for the territory included in the Southwest Transaction. As discussed further below, we did not receive cash in the Southwest Transaction for these items.
In 2016, the Company formed a new National Product Supply System ("NPSS") to facilitate optimal operation of the U.S. product supply system. Under the NPSS, the Company and several of its independent producing bottlers administer key national product supply activities for these bottlers. Additionally, CCR sold production assets to these independent producing bottlers in exchange for cash, excluding production facilities included in the Southwest Transaction.
During the years ended December 31, 2018, December 31, 2017 and December 31, 2016, cash proceeds from these sales totaled $3 million, $2,860 million and $1,017 million, respectively. Included in the cash proceeds for the years ended December 31, 2017 and December 31, 2016 was $336 million and $279 million, respectively, from Coca-Cola Bottling Co. Consolidated now known as Coca-Cola Consolidated, Inc. ("CCCI"), an equity method investee. Also included in the cash proceeds for the year ended December 31, 2017 was $220 million from AC Bebidas and $39 million from Liberty Coca-Cola Beverages.
Under the applicable accounting guidance, we were required to derecognize all of the tangible assets sold as well as the intangible assets transferred, including distribution rights, customer relationships and an allocated portion of goodwill related to these territories. We recognized net charges of $91 million, $3,177 million and $2,456 million during the years ended December 31, 2018, December 31, 2017 and December 31, 2016, respectively. Included in these amounts are net charges from transactions with equity method investees or former management of $21 million, $1,104 million and $492 million, during the years ended December 31, 2018, December 31, 2017 and December 31, 2016, respectively. The net charges in 2018 were primarily related to post-closing adjustments as contemplated by the related agreements. The net charges in 2017 and 2016 were primarily related to the derecognition of the intangible assets transferred or reclassified as held for sale and were included in the line item other income (loss) — net in our consolidated statements of income. The net charges in 2017 included $236 million of expense associated with an indemnification liability related to an underfunded multi-employer benefit plan in which employees of certain refranchised territories participate. In total, we expect to recover the value of the intangible assets transferred to the bottlers under the CBAs through the future quarterly payments; however, as the payments for the territory rights are dependent on the bottlers' future gross profit in these territories, they are considered a form of contingent consideration.
There is diversity in practice as it relates to the accounting for contingent consideration by the seller. The seller can account for the future contingent payments received as a gain contingency, recognizing the amounts in the statement of income only after the related contingencies are resolved and the gain is realized, which in this arrangement will be quarterly as the bottlers earn gross profit in the transferred territories. Alternatively, the seller can record a receivable for the contingent consideration at fair value on the date of sale and record any future differences between the payments received and this receivable in the statement of income as they occur. We elected the gain contingency treatment since the quarterly payments will be received throughout the terms of the CBAs, including all subsequent renewals, regardless of the cumulative amount received as compared to the value of the intangible assets transferred.
During the years ended December 31, 2018, December 31, 2017 and December 31, 2016, the Company recorded charges of $34 million, $313 million and $31 million, respectively, primarily related to payments made to certain of our unconsolidated bottling partners in order to convert the bottling agreements for their legacy territories and any previously refranchised territories to a single form of CBA with additional requirements. The additional requirements generally include a binding national governance model, mandatory incidence pricing and additional core performance requirements, among other things. As a result of these conversions, the legacy territories and any previously refranchised territories for each of the related bottling partners will be governed under similar CBAs, which will provide consistency across each such bottler's respective territory, as well as consistency with other U.S. bottlers that have been granted or converted to this form of CBA. The charges related to these payments were included in the line item other income (loss) — net in our consolidated statements of income during the years ended December 31, 2018, December 31, 2017 and December 31, 2016.
On April 1, 2017, the Company refranchised the Southwest operating unit of CCR, which includes Texas and parts of Oklahoma, New Mexico and Arkansas, in the Southwest Transaction. In conjunction with the Southwest Transaction, Arca contributed its existing beverage business to AC Bebidas. CCR contributed its Southwest operating unit, including all of its assets and liabilities, to AC Bebidas in exchange for an approximate 20 percent interest in AC Bebidas. Arca owns the remaining interest in AC Bebidas. CCR also made cash payments of $144 million, net of cash received. As a result of the Southwest Transaction, the Company recognized a gain of $1,037 million due to the difference in the recorded carrying value of the net assets transferred compared to the value of the interest it obtained in AC Bebidas of $2,960 million, which was determined using an income and market approach (a Level 3 measurement). This gain was recorded in the line item other income (loss) — net in our consolidated statement of income. The Company accounts for its interest in AC Bebidas as an equity method investment based on our equity ownership percentage, our representation on AC Bebidas' Board of Directors, material intercompany transactions and other governance rights.
Refer to Note 20 for the impact these items had on our operating segments and Corporate.
Refranchising of China Bottling Operations
In 2017, the Company sold its bottling operations in China to the two existing local franchise bottlers, one of which is an equity method investee, and sold a related cost method investment to one of the franchise bottlers. We received net cash proceeds of $963 million as a result of these sales and recognized a gain of $88 million during the year ended December 31, 2017, which was included in the line item other income (loss) — net in our consolidated statement of income.

Coca-Cola European Partners
In May 2016, the Company merged our German bottling operations with Coca-Cola Enterprises, Inc. ("CCE") and Coca-Cola Iberian Partners, S.A.U., formerly known as Coca-Cola Iberian Partners, S.A. ("CCIP"), to create Coca-Cola European Partners plc ("CCEP"). In exchange for our German bottling operations, we received an 18 percent interest in CCEP. As a result of recording our interest in CCEP at fair value based on its quoted market price (a Level 1 measurement), the deconsolidation of our German bottling operations, and the related reversal of its cumulative translation adjustments, we recognized a gain of $1,400 million. This gain was partially offset by a $77 million charge incurred as a result of reclassifying losses related to our net investment hedges of our German bottling operations from AOCI into earnings as well as transaction costs incurred resulting in a net gain of $1,287 million during the year ended December 31, 2016. Refer to Note 16. With the exception of the transaction costs, the net gain was recorded in the line item other income (loss) — net in our consolidated statement of income. The Company accounts for its interest in CCEP as an equity method investment based on our equity ownership percentage, our representation on CCEP's Board of Directors, material intercompany transactions and other governance rights.
Coca-Cola Beverages Africa Proprietary Limited
In July 2016, the Company, SABMiller plc and Gutsche Family Investments combined the bottling operations of each of the parties' nonalcoholic ready-to-drink beverage businesses in Southern and East Africa to form a new bottler, which is called CCBA. The Company: (1) contributed its South African bottling operations to CCBA, which included certain wholly owned subsidiaries and an equity method investment; (2) paid $150 million in cash; (3) obtained a 12 percent interest in CCBA and a 3 percent interest in CCBA's South African subsidiary; and (4) acquired several trademarks that are generally indefinite-lived.
As a result of recording our interests in CCBA and its South African subsidiary at fair value, the deconsolidation of our South African bottling operations, the derecognition of the equity method investment, and the reversal of related cumulative translation adjustments, we recognized a charge of $21 million. The fair values of the equity investments in CCBA and CCBA's South African subsidiary, along with the acquired trademarks, were determined using income approaches, including discounted cash flow models (a Level 3 measurement), and the Company believes the inputs and assumptions used are consistent with those hypothetical marketplace participants would use. The loss recognized resulted primarily from the reversal of the related cumulative translation adjustments. This loss was recorded in the line item other income (loss) — net in our consolidated statement of income during the year ended December 31, 2016.
Based on the level of equity ownership, the Company's representation on CCBA's Board of Directors (two of its ten members) and other governance rights, the Company accounted for its interests in CCBA and CCBA's South African subsidiary as equity method investments. The Company's interest in CCBA provided it with a call option to acquire the ownership interest of SABMiller plc at fair value upon the occurrence of certain events, including upon a change in control of SABMiller plc.
In October 2016, ABI acquired SABMiller plc, including its 54.5 percent controlling interest in CCBA, and as a result, we exercised our call option. In October 2017, the Company and ABI completed the transition of ABI's controlling interest in CCBA to the Company. Refer to "Coca-Cola Beverages Africa Proprietary Limited" in the acquisitions section within this note above for further discussion.
Keurig Green Mountain, Inc.
In March 2016, a JAB Holding Company-led investor group acquired Keurig Green Mountain, Inc. ("Keurig"). As a result, the Company received proceeds of $2,380 million, which were recorded in the line item proceeds from disposals of investments in our consolidated statement of cash flows, and recorded a gain of $18 million related to the disposal of our shares of Keurig in the line item other income (loss) — net in our consolidated statement of income during the year ended December 31, 2016.
Assets and Liabilities Held for Sale
As of December 31, 2017, the Company had certain bottling operations in North America and Latin America that met the criteria to be classified as held for sale, which requires us to present the related assets and liabilities as separate line items in our consolidated balance sheet. As these bottling territories met the criteria to be classified as held for sale, we were required to record their assets and liabilities at the lower of carrying value or fair value less any costs to sell based on the agreed-upon sale price and present the related assets and liabilities as separate line items in our consolidated balance sheet. These operations were refranchised in 2018.
The following table presents information related to the major classes of assets and liabilities that were classified as held for sale in our consolidated balance sheet (in millions):

	December 31, 2017
Cash, cash equivalents and short-term investments	$13
Trade accounts receivable, less allowances	10
Inventories	11
Prepaid expenses and other assets	12
Other assets	7
Property, plant and equipment — net	85
Bottlers' franchise rights with indefinite lives	5
Goodwill	103
Other intangible assets	1
Allowance for reduction of assets held for sale	(28)
Assets held for sale	$219	[1]
Accounts payable and accrued expenses	$22
Other liabilities	12
Deferred income taxes	3
Liabilities held for sale	$37	[2]

[1]	Consists of total assets relating to North America refranchising of $9 million and Latin America bottling operations of $210 million, which are included in the Bottling Investments operating segment.

[2]
Consists of total liabilities relating to North America refranchising of $5 million and Latin America bottling operations of $32 million, which are included in the Bottling Investments operating segment.

We determined that the operations included in the table above did not meet the criteria to be classified as discontinued operations under the applicable guidance.